Exhibit 99.1

Payoneer Reports Second Quarter 2025 Financial Results

Reinstates 2025 guidance

Record quarterly revenue excluding interest income

Announces $300 million share repurchase authorization

NEW YORK – August 6, 2025 – Payoneer Global Inc. (“Payoneer” or the “Company”) (NASDAQ: PAYO), the global financial technology company powering business growth across borders, today reported financial results for its second quarter ended June 30, 2025.

Second Quarter 2025 Financial Highlights

						YoY
($ in mm)	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025	Change
Revenue ex. interest income	$173.7	$183.1	$201.1	$188.6	$202.3	16%
Interest income	65.8	65.2	60.6	58.0	58.3	(11)%
Revenue	$239.5	$248.3	$261.7	$246.6	$260.6	9%
Transaction costs as a % of revenue	15.4%	15.3%	16.5%	16.0%	15.6%	20 bps
Net income	$32.4	$41.6	$18.2	$20.6	$19.5	(40)%
Adjusted EBITDA	72.8	69.3	63.3	65.4	66.4	(9)%

Operational Metrics
Volume ($bn)	$18.7	$20.4	$22.5	$19.7	$20.7	11%
Active Ideal Customer Profiles (ICPs) ('000s)[1]	547	557	560	556	559	2%
Revenue as a % of volume ("Take Rate")	128 bps	122 bps	116 bps	125 bps	126 bps	-2 bps
SMB customer take rate[2]	111 bps	109 bps	109 bps	119 bps	120 bps	9 bps

1.	Active ICPs are defined as customers with a Payoneer Account that have on average over $500 per month in volume and were active over the trailing twelve-month period.
2.	SMB customer take rate represents revenue from SMBs who sell on marketplaces, B2B SMBs, and Checkout (previously known as Merchant Services), divided by the associated volume from each respective channel.

“Payoneer delivered another strong quarter, with record revenue excluding interest income up 16% year-over-year and robust growth across our SMB customers. Our performance reflects the strength of our business model and our disciplined execution. Our global customers continue to adapt and innovate in a rapidly evolving global trade environment and they’re choosing Payoneer as their global financial partner. With a strong market position, differentiated assets, and a clear focus, we are confident in our strategy and are reinstating our 2025 guidance.”

John Caplan, Chief Executive Officer

Second Quarter 2025 Business Highlights (unless noted otherwise)

●	Revenue excluding interest income grew 16% year-over-year, driven by 11% volume growth and significant take rate expansion with SMB customers.
●	ARPU excluding interest income grew 21% year-over-year, representing the fourth consecutive quarter of 20%+ growth, driven by continued strength among $10K + ICPs, growth in higher take rate B2B, Checkout and Card franchises, and various pricing initiatives.
●	SMB customer revenue of $183 million grew 18% year-over-year, reflecting:
o	SMBs that sell on marketplaces revenue of $116 million, up 8% year-over-year.
o	B2B SMBs revenue of $58 million, up 37% year-over-year.
o	Checkout revenue of $9 million, up 86% year-over-year.
●	Partnering with Stripe to expand Checkout offering, combining their best-in-class technology with Payoneer’s local market expertise and comprehensive financial stack, to deliver enhanced capabilities for customers.

●	Record $1.5 billion of spend on Payoneer cards, up 25% year-over-year, driven by higher usage per customer. Additionally, in July Payoneer renewed its long-term agreement with Mastercard to support its multi-currency card offerings for customers with cross-border AP needs.
●	$7.0 billion of customer funds (including both short-term and long-term funds) as of June 30, 2025, up 17% year-over-year.
●	Accelerated share repurchases to $33 million at a weighted average price of $6.80, nearly double the amount repurchased in the prior quarter.

2025 Outlook

“Payoneer’s second quarter results reflect focused execution and momentum behind our long-term strategy. We once again achieved our medium-term financial targets and are reinstating our 2025 guidance.

At the midpoint, we expect 2025 revenue of $1.05 billion and adjusted EBITDA1 of $268 million —demonstrating increasing leverage in our business model and sustained profitability excluding interest income. We expect revenue excluding interest income to be between $815 million and $835 million, consistent with our February outlook at the high end.

We’re continuing to invest in our moat: expanding our financial stack, accelerating the speed and reliability of our money movement infrastructure, and scaling with discipline. With mid-teens growth, a strong balance sheet, and expanding customer relationships, we’re confident in our long-term opportunity and are announcing an increase to our share repurchase authorization to $300 million.”

Bea Ordonez, Chief Financial Officer

2025 guidance is as follows:

Revenue	$1,040 million - $1,060 million
Transaction costs	~16.5% of revenue
Adjusted EBITDA[1]	$260 million to $275 million

1.	The Company cannot reconcile its expected adjusted EBITDA to expected net income under “2025 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time, including income taxes and other financial (income) expense, net. Such unavailable information could have a significant impact on the Company’s GAAP financial results. Please refer to “Financial Information; Non-GAAP Financial Measures” below for a description of the calculation of adjusted EBITDA.

Payoneer Board of Directors authorizes increased $300 million share repurchase program

On July 30, 2025, Payoneer’s Board of Directors authorized an amendment to its existing share repurchase program to increase the authorized amount of repurchases to up to $300 million of the company’s outstanding common stock. The $300 million authorization, effective August 6, 2025, amends the previous repurchase authorization from December 2023, and includes the amount that remains available to repurchase common stock under, but not any prior repurchases effected pursuant to, the previous authorization and any applicable excise tax. Share repurchases may take place from time to time, in the open market, through privately negotiated transactions or other means including in accordance with Rule 10b-18 and/or Rule 10b5-1 of the Exchange Act. The timing and total amount of repurchases is subject to business and market conditions and the company’s discretion. The share repurchase program will run through December 31, 2027, may be suspended or discontinued at any time, and does not obligate the company to acquire any amount of common stock.

Webcast

Payoneer will host a live webcast of its earnings on a conference call with the investment community beginning at 8:30 a.m. ET today, August 6, 2025. To access the webcast, go to the investor relations section of the Company’s website at https://investor.payoneer.com. A replay will be available on the investor relations website following the call.

About Payoneer

Payoneer is the financial platform for cross-border business and global payments. Payoneer empowers millions of businesses with the financial tools and services they need to grow and transact globally with confidence. We make it easier for SMBs, particularly in emerging markets, to connect to the global economy, pay and get paid across borders, manage their funds across multiple currencies, and grow their businesses.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Payoneer, may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. For example, projections of future revenue, transaction cost, and adjusted EBITDA are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in applicable laws or regulations; (2) the possibility that Payoneer may be adversely affected by geopolitical events and conflicts, such as Israel’s ongoing conflicts in the Middle East, and other economic, business and/or competitive factors, such as changes in global trade policies (including the imposition of tariffs); (3) changes in the assumptions underlying our financial estimates; (4) the outcome of any known and/or unknown legal or regulatory proceedings; and (5) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2024 and future reports that Payoneer may file with the SEC from time to time. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Financial Information; Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Payoneer uses these non-GAAP measures to compare Payoneer’s performance to that of prior periods for budgeting and planning purposes. Payoneer believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Payoneer’s results of operations. Payoneer's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Payoneer does not recommend the sole use of these non-GAAP measures to assess its financial performance. Payoneer management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Payoneer’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Payoneer’s financial statements, which are included in Payoneer’s Annual Report on Form 10-K for the year ended December 31, 2024 and its subsequent Quarterly Reports on Form 10-Q, and not rely on any single financial measure to evaluate Payoneer’s business.

Non-GAAP measures include the following item:

Adjusted EBITDA: We provide adjusted EBITDA, a non-GAAP financial measure that represents our net income (loss) adjusted to exclude, as applicable: M&A related expense (income), stock-based compensation expenses, restructuring charges, share in losses (gain) of associated company, loss (gain) from change in fair value of warrants and warrant repurchase/redemption, other financial expense (income), net, income taxes, and depreciation and amortization.

Other companies may calculate the above measure differently, and therefore Payoneer’s measures may not be directly comparable to similarly titled measures of other companies.

In addition, in this earnings release, we reference volume, which is an operational metric. Volume refers to the total dollar value of transactions successfully completed or enabled by our platform, not including orchestration transactions. For a customer that both receives and later sends payments, we count the volume only once. We also reference ARPU (Average Revenue Per User), which is defined as the Revenue from Active Customers divided by the number of Active Customers over the period in which the Revenue was earned. Active Customers for these purposes are defined as Payoneer accountholders with at least 1 financial transaction over the period. Revenue from Active Customers represents revenue attributed to Active Customers based on their use of the Payoneer platform, including interest income earned from their balances, and excluding revenues unrelated to their activities.

Investor Contact:

Michelle Wang

investor@payoneer.com

Media Contact:

Angela Sullivan

PR@payoneer.com

TABLE - 1

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	Three months ended June 30,
	2025	2024

Revenues	$260,614	$239,520

Transaction costs (Excluding depreciation and amortization shown separately below)	40,566	36,961
Other operating expenses	42,703	41,242
Research and development expenses	37,387	27,580
Sales and marketing expenses	57,312	50,614
General and administrative expenses	37,016	26,102
Depreciation and amortization	15,553	10,712
Total operating expenses	230,537	193,211

Operating income	30,077	46,309

Financial income (expense):
Gain from change in fair value of Warrants	—	1,006
Other financial income (expense), net	(227)	976
Financial income (expense), net	(227)	1,982

Income before income taxes	29,850	48,291

Income taxes	10,370	15,866

Net income	$19,480	$32,425

Other comprehensive income
Unrealized gain on available-for-sale debt securities, net	2,565	872
Tax expense on unrealized gains on available-for-sale debt securities, net	(569)	—
Unrealized gain (loss) on cash flow hedges, net	5,932	(699)
Tax benefit (expense) on unrealized gains (losses) on cash flow hedges, net	(1,135)	126
Unrealized gain on interest rate floor, net	2,117	—
Tax expense on unrealized gains on interest rate floor, net	(469)	—
Foreign currency translation adjustments	66	—
Other comprehensive income	8,507	299

Comprehensive income	$27,987	$32,724

Per Share Data
Net income per share attributable to common stockholders — Basic earnings per share	$0.05	$0.09
— Diluted earnings per share	$0.05	$0.09

Weighted average common shares outstanding — Basic	368,770,598	356,315,658
Weighted average common shares outstanding — Diluted	380,632,789	373,368,383

Disaggregation of revenue

The following table presents revenue recognized from contracts with customers as well as revenue from other sources:

	(Unaudited)
	Three months ended
	June 30,
	2025	2024
Revenue recognized at a point in time	$199,560	$170,751
Revenue recognized over time	936	492
Revenue from contracts with customers	$200,496	$171,243
Interest income on customer balances	$58,334	$65,821
Capital advance income	1,784	2,456
Revenue from other sources	$60,118	$68,277
Total revenues	$260,614	$239,520

The following table presents the Company’s revenue disaggregated by primary regional market, with revenues being attributed to the country (in the region) in which the billing address of the transacting customer is located, with the exception of global bank transfer revenues, where revenues are disaggregated based on the billing address of the transaction funds source.

Note that in 2024, the Company updated the definition of its primary regional markets to align with the view used by Management. This update eliminates South Asia, Middle East and North Africa as a separate region and instead includes revenues from South Asia in the Asia-Pacific region and Middle East and North Africa in the Europe, Middle East, and Africa region. The update has been applied to all periods reflected in the table below.

	(Unaudited)
	Three months ended
	June 30,
	2025	2024
Primary regional markets
Greater China(1)	$85,913	$84,439
Europe, Middle East, and Africa(2)	67,396	62,752
Asia-Pacific(2)	53,762	44,996
Latin America(2)	28,883	24,535
North America(3)	24,660	22,798
Total revenues	$260,614	$239,520

1.	Greater China is inclusive of mainland China, Hong Kong, Macao and Taiwan.
2.	No single country included in any of these regions generated more than 10% of total revenue.
3.	The United States is the Company’s country of domicile. Of North America revenues, the U.S. represents $23,477 and $21,645 during the three months ended June 30, 2025 and 2024, respectively.

TABLE - 2

PAYONEER GLOBAL INC.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (UNAUDITED)

(U.S. dollars in thousands)

	Three months ended
	June 30,
	2025	2024
Net income	$19,480	$32,425
Depreciation and amortization	15,553	10,712
Income taxes	10,370	15,866
Other financial expense (income), net	227	(976)
EBITDA	45,630	58,027
Stock based compensation expenses(1)	20,059	13,666
M&A related expenses(2)	736	2,091
Gain from change in fair value of Warrants(3)	—	(1,006)
Restructuring charges(4)	—	—
Adjusted EBITDA	$66,425	$72,778

	Three months ended,
	June 30, 2024	Sept. 30, 2024	Dec. 31, 2024	Mar. 31, 2025	June 30, 2025
Net income	$32,425	$41,574	$18,190	$20,577	$19,480
Depreciation and amortization	10,712	13,510	13,666	14,390	15,553
Income taxes	15,866	(19,484)	8,016	7,192	10,370
Other financial expense (income), net	(976)	(1,674)	2,978	1,550	227
EBITDA	58,027	33,926	42,850	43,709	45,630
Stock based compensation expenses(1)	13,666	17,430	18,614	18,755	20,059
M&A related expenses(2)	2,091	3,166	1,807	337	736
Gain from change in fair value of Warrants(3)	(1,006)	—	—	—	—
Restructuring charges(4)	—	—	—	2,630	—
Loss on Warrant repurchase/redemption(5)	—	14,746	—	—	—
Adjusted EBITDA	$72,778	$69,268	$63,271	$65,431	$66,425

(1)	Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.
(2)	Amounts relate to M&A-related third-party fees, including related legal, consulting and other expenditures. Additionally, amounts for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, and September 30, 2024 include $0.1, $0.3, $1.8, and $0.2 million, respectively, in non-recurring fair value adjustment of the Skuad contingent consideration liability.
(3)	Changes in the estimated fair value of the warrants are recognized as gain or loss on the consolidated statements of comprehensive income. The impact is removed from EBITDA as it represents market conditions that are not in our control.
(4)	Represents non-recurring costs related to severance and other employee termination benefits.
(5)	Amounts relate to a non-recurring loss on the repurchase and redemption of outstanding public warrants.

TABLE - 3

PAYONEER GLOBAL INC.

EARNINGS PER SHARE (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	Three months ended June 30,
	2025	2024
Numerator:
Net income	$19,480	$32,425
Denominator:
Weighted average common shares outstanding —
Basic	368,770,598	356,315,658
Add:
Dilutive impact of RSUs, ESPP and options to purchase common stock	11,066,906	16,327,840
Dilutive impact of private Warrants	795,285	724,885
Weighted average common shares — diluted	380,632,789	373,368,383
Net income per share attributable to common stockholders — Basic earnings per share	$0.05	$0.09
Diluted earnings per share	$0.05	$0.09

TABLE - 4

PAYONEER GLOBAL INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	June 30,	December 31,
	2025	2024
Assets:
Current assets:
Cash and cash equivalents	$497,144	$497,467
Restricted cash	8,606	6,633
Customer funds	6,583,839	6,439,153
Accounts receivable (net of allowance of $336 and $382 at June 30, 2025 and December 31, 2024, respectively)	13,904	11,937
Capital advance receivables (net of allowance of $4,875 at June 30, 2025 and $4,955 at December 31, 2024, respectively)	31,810	56,242
Other current assets	77,227	88,210
Total current assets	7,212,530	7,099,642
Non-current assets:
Property, equipment and software, net	17,880	16,053
Goodwill	77,785	77,785
Intangible assets, net	203,940	102,390
Customer funds	450,000	525,000
Restricted cash	20,948	17,653
Deferred tax assets, net	44,644	41,523
Severance pay fund	797	757
Operating lease right-of-use assets	44,784	19,403
Other assets	37,120	30,174
Total assets	$8,110,428	$7,930,380
Liabilities and shareholders’ equity:
Current liabilities:
Trade payables	$42,375	$37,302
Outstanding operating balances	7,033,839	6,964,153
Other payables	131,952	129,621
Total current liabilities	7,208,166	7,131,076
Non-current liabilities:
Deferred tax liabilities, net	25,146	1,471
Other long-term liabilities	106,211	73,043
Total liabilities	7,339,523	7,205,590
Commitments and contingencies

Shareholders’ equity:
Preferred stock, $0.01 par value, 380,000,000 shares authorized; no shares were issued and outstanding at June 30, 2025 and December 31, 2024.	—	—
Common stock, $0.01 par value, 3,800,000,000 and 3,800,000,000 shares authorized; 404,801,165 and 395,965,588 shares issued and 362,236,351 and 360,093,249 shares outstanding at June 30, 2025 and December 31, 2024, respectively.	4,048	3,960
Treasury stock at cost, 42,564,814 and 35,872,339 shares as of June 30, 2025 and December 31, 2024, respectively.	(243,405)	(193,724)
Additional paid-in capital	859,590	821,196
Accumulated other comprehensive loss	4,648	(12,609)
Retained earnings	146,024	105,967
Total shareholders’ equity	770,905	724,790
Total liabilities and shareholders’ equity	$8,110,428	$7,930,380

TABLE - 5

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(U.S. dollars in thousands)

	Six months ended June 30,
	2025	2024
Cash Flows from Operating Activities
Net income	$40,057	$61,399
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,943	20,120
Deferred taxes	(7,957)	(3,640)
Stock-based compensation expenses	38,814	28,742
Gain from change in fair value of Warrants	—	(2,767)
Interest and amortization of discount on investments	(1,896)	(3,275)
Foreign currency re-measurement loss (gain)	(5,840)	2,311
Changes in operating assets and liabilities:
Other current assets	11,449	(12,728)
Trade payables	5,943	4,606
Deferred revenue	211	273
Accounts receivable, net	(1,958)	1,413
Capital advance extended to customers	(167,223)	(154,357)
Capital advance collected from customers	191,655	150,372
Other payables	(10,918)	(17,664)
Other long-term liabilities	3,571	1,168
Operating lease right-of-use assets	5,777	4,370
Other assets	(7,227)	571
Net cash provided by operating activities	124,401	80,914

Cash Flows from Investing Activities
Purchase of property, equipment and software	(7,304)	(2,802)
Capitalization of internal use software	(29,993)	(27,345)
Severance pay fund distributions, net	(40)	22
Customer funds in transit, net	(45,619)	(988)
Purchases of investments in available-for-sale debt securities	(272,974)	(739,185)
Maturities of investments in available-for-sale debt securities	180,500	105,000
Purchases of investments in term deposits	—	(300,000)
Maturities of investments in term deposits	75,000	—
Cash paid in connection with acquisition, net of cash and customer funds acquired	(33,081)	—
Net cash used in investing activities	(133,511)	(965,298)

Cash Flows from Financing Activities
Proceeds from issuance of common stock in connection with stock-based compensation plan, net of taxes paid related to settlement of equity awards and proceeds from employee equity transactions to be remitted to employees	(2,183)	12,027
Outstanding operating balances, net	47,549	(353,421)
Borrowings under related party facility	—	11,920
Repayments under related party facility	—	(15,347)
Receipts of collateral on interest rate derivatives	68,130	—
Payments of collateral on interest rate derivatives	(61,500)	—
Common stock repurchased	(49,756)	(98,654)
Net cash used in financing activities	2,240	(443,475)

Effect of exchange rate changes on cash and cash equivalents	6,045	(2,311)

Net change in cash, cash equivalents, restricted cash and customer funds	(825)	(1,330,170)
Cash, cash equivalents, restricted cash and customer funds at beginning of period	5,658,210	7,018,367
Cash, cash equivalents, restricted cash and customer funds at end of period	$5,657,385	$5,688,197
Supplemental information of investing and financing activities not involving cash flows:
Property, equipment, and software acquired but not paid	$142	$1,237
Internal use software capitalized but not paid	$5,229	$7,408
Common stock repurchased but not paid	$700	$602
Right of use assets obtained in exchange for new operating lease liabilities	$28,614	$2,594